EXHIBIT 10.13

                            FOURTH AMENDMENT OF LEASE

         This Fourth Amendment of Lease is entered into effective this 16th day of December, 1999, by and between 400 SW SIXTH AVENUE, LLC, a Delaware limited liability company, by Louis Dreyfus Property Group, Inc., a Delaware corporation, its Managing Member (the "Landlord"), and CONCENTREX, INCORPORATED formerly known as CFI ProServices, Inc., an Oregon corporation (the "Tenant").

                                    RECITALS

     A. John Hancock Mutual Life Insurance Company, as landlord ("John Hancock"), and Tenant entered into that certain Office Lease dated March 18, 1994, as amended by that certain First Amendment to Lease (the "First Amendment") dated July 8, 1996, and that certain Second Amendment to Lease (the "Second Amendment") dated January 11, 1999 (as amended, the "Lease"), and that certain Third Amendment of Lease (the "Third Amendment") dated October 13, 1999, by which Tenant leased from John Hancock the floor area consisting of approximately 84,545 rentable square feet (the "Leased Premises") on the second, third, fourth, sixth, ninth and tenth floors of the 400 SW Sixth Avenue Building (the "Building") as outlined on the floor plan of the Building attached as Exhibit A to the Lease. The Building is located on a parcel of land (the "Land") located in the Northwest one-quarter of Section 3, Township 1 South, Range 1 East, of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, and more particularly described as follows:

              Beginning at the Northwest corner of Lot 8 of Block 175 of the duly recorded plat of CITY OF PORTLAND, said point also being the true point of beginning of the parcel of land herein described; thence South 70(degree)00'00" East along the North line of Block 175, a distance of 100.00 feet to the Northeast corner of said Lot 8; thence South 20(degree)00'00" West along the Easterly line of Lots 8, 7, 6 and 5 of Block 175 of said plat, a distance of 200.00 feet to the Southeast corner of Lot 5 of said Block 175; thence North 70(degree)00'00" West, along the Southerly line of said Block 175, a distance of 100.00 feet, to the Southwest corner of Lot 5 of said Block 175; thence North 20(degree)00'00" East, along the Westerly boundary line of said Block 175, a distance of 200.00 feet to the true point of beginning of the herein described parcel of land.

     B. Landlord purchased the Building and Land from John Hancock and accordingly assumed John Hancock's rights and obligations under the Lease.

     C. The parties hereto desire to modify the Lease by expanding the Leased Premises by approximately 1,536 rentable square feet OF FLOOR AREA ON THE SIXTH
(6TH) floor of the Building, known as Suite 601, and 840 rentable square feet of floor area on the SIXTH (6TH) floor of the Building known as Suite 604, (the "Expansion Space"), as more specifically described in Exhibit A attached hereto and incorporated herein by this reference.

     D. The parties also desire to further amend the Lease as set forth below. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease. References herein to the Lease shall include this Fourth Amendment where the context requires.

                              TERMS AND CONDITIONS

         NOW, THEREFORE, in consideration of the above recitals, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord agrees to lease the Expansion Space to Tenant and Tenant agrees to lease the Expansion Space from Landlord upon the same terms and conditions as the balance of the Leased Premises, except that the Lease is amended as follows:

     1. RECITALS. The foregoing recitals are true and correct and incorporated herein by reference.

     2. EXPANSION SPACE COMMENCEMENT DATE: December 1, 1999, or upon substantial completion of tenant improvements, unless construction delays are caused by Tenant, whichever is latter. Except as provided under Section 12 of this Fourth Amendment, if Tenant occupies and does business from any portion of the Expansion Space before the Expansion Space Commencement Date, the Expansion Space Commencement Date shall be advanced to the date of such occupancy.

     3. EXPANSION SPACE. Upon the Expansion Space Commencement Date, the Leased Premises will be expanded to include the Expansion Space. Upon the Expansion Space Commencement Date, the total area of the Leased Premises shall comprise approximately 86,921 rentable square feet.

     4. LEASE TERM. The term of the Lease with respect to the Expansion Space shall commence on the Expansion Space Commencement Date and shall expire on November 30, 2004.

     5. TENANT'S PERCENTAGE OF OPERATING EXPENSES. Under Section 24.2 of the Lease, Tenant's percent of Operating Expenses will be based upon the following calculations:

                    o Tenant's square footage leased under the Lease and the First Amendment divided by the total building square footage as DETERMINED BY OLD BOMA MEASUREMENTS (72,111 RSF DIVIDED BY 183,051 RSF EQUALS 39.3% pro rata share).

                    o Tenant's square footage leased under the Second Amendment and the Third Amendment divided by the total building square FOOTAGE AS DETERMINED BY NEW BOMA MEASUREMENTS (12,434 RSF DIVIDED BY 188,917 RSF EQUALS 6.58% pro rata share)

                    o    Tenant's   square  footage  leased  under  this  Fourth
                         Amendment divided by the total building square footage as determind by new BOMA

                         MEASUREMENTS  (2,376  RSF
                         DIVIDED BY 188,917 RSF EQUALS 1.25% pro rata share)

     6. BASE YEAR. Under Section 19.4, Additional Rent: Operating Expense Adjustment, Tenant's Base Year for floors two, three, four and ten shall be 1996; Tenant's Base Year for floor nine shall be 1999; and Tenant's Base Year for the Expansion Space shall be 2000. Under Section 19.1, Tenant's Base Year for real property taxes for floors two, three and four shall be 1994-1995; Tenant's Base Year for floor ten shall be 1996-1997; Tenant's Base Year for floor nine shall be 1998-1999; and Tenant's Base Year for the Expansion Space shall be 1999-2000.

     7. BASE RENT. Commencing on the Expansion Space Commencement Date, Tenant shall pay to Landlord as Base Rent for the Expansion Space during the remainder of the Lease Term, with Base Rent for any partial month prorated according to
Section 2.1 of the Lease, as follows:

         Expansion Space (601)


                             LEASE MONTHS                     ANNUAL RATE/           MONTHLY RATE
                                                              SQUARE FOOT


                     Dec. 1, 1999 - Sep. 30, 2000                   $20.50                  $2,624.00
                     Oct. 1, 2000 - Sep. 30, 2001                   $21.15                  $2,707.20
                     Oct. 1, 2001 - Sep. 30, 2002                   $21.80                  $2,790.40
                     Oct. 1, 2002 - Sep. 30, 2003                   $22.45                  $2,873.60
                     Oct. 1, 2003 - Sep. 30, 2004                   $23.12                  $2,959.40
                     Oct. 1, 2004 - Nov. 30, 2004                   $23.82                  $3,049.00


         Expansion Space (604)


                             LEASE MONTHS                     ANNUAL RATE/           MONTHLY RATE
                                                              SQUARE FOOT


                     Feb. 1, 2000 - Sep. 30, 2000                   $20.50                  $1,435.00
                     Oct. 1, 2000 - Sep. 30, 2001                   $21.15                  $1,480.50
                     Oct. 1, 2001 - Sep. 30, 2002                   $21.80                  $1,526.00
                     Oct. 1, 2002 - Sep. 30, 2003                   $22.45                  $1,571.50
                     Oct. 1, 2003 - Sep. 30, 2004                   $23.12                  $1,618.40
                     Oct. 1, 2004 - Nov. 30, 2004                   $23.82                  $1,667.40


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

     8. BASE RENT FOR LEASED PREMISES. Upon the Expansion Space Commencement Date, the Base Rent for the Leased Premises shall be as follows:


                                                                                    FOURTH AMENDMENT  FOURTH AMENDMENT
                                                                                        EXPANSION         EXPANSION
          LEASE                              FIRST         SECOND          THIRD       SPACE (601)       SPACE (604)     TOTAL
          TERM                LEASE        AMENDMENT      AMENDMENT      AMENDMENT                                     BASE RENT
----------------------      ----------     ----------     ----------     ---------- ----------------  ---------------- -----------
   12/15/99 - 3/31/00       $78,261.50     $27,707.00     $12,868.33      $8,051.38     $2,624.00            $0.00     $129,512.21
    2/01/00 - 9/30/00       $78,261.50     $27,707.00     $12,868.33      $8,051.38     $2,624.00        $1,435.00
    4/1/00 - 9/30/00        $78,261.50     $27,707.00     $13,511.75      $8,051.38     $2,624.00        $1,435.00
    10/1/00 - 7/31/01       $78,261.50     $27,707.00     $13,511.75      $8,306.66     $2,707.20        $1,480.50
    8/1/01 - 9/30/01        $87,113.00     $30,478.00     $13,511.75      $8,306.66     $2,707.20        $1,480.50
    10/1/01 - 3/31/02       $87,113.00     $30,478.00     $13,511.75      $8,561.95     $2,790.40        $1,526.00
    4/1/02 - 9/30/02        $87,113.00     $30,478.00     $14,155.17      $8,561.95     $2,790.40        $1,526.00
    10/1/02 - 3/31/03       $87,113.00     $30,478.00     $14,155.17      $8,817.24     $2,873.60        $1,571.50
    4/1/03 - 9/30/03        $87,113.00     $30,478.00     $14,798.58      $8,817.24     $2,873.60        $1,571.50
   10/01/03 - 9/30/04                                                                   $2,959.40        $1,618.40
   10/01/04 - 11/30/04                                                                  $3,049.00        $1,667.40


9. RIGHT OF FIRST OFFER. The right of first offer granted under Paragraph 8 of the First Amendment shall be amended to apply only as to Suite 700 of the Building. The right of first offer shall otherwise remain in full force and effect.

10. TENANT IMPROVEMENTS. Landlord shall provide Tenant a tenant improvement allowance up to and not to exceed $10.00 per rentable square foot, or $23,760.00 (the "TI Allowance"). The TI Allowance shall be used to pay for all costs and expenses incurred in connection with remodeling the Expansion Space, including (without limitation) all costs for heating, ventilation and air conditioning modifications made to the existing condition as of the signature date of this Fourth Amendment, electrical distribution, plumbing, partitions, working drawings, construction documents, design services, supervision and permits, but not furniture and furnishings. It is agreed and understood that Tenant will be responsible for payment of the entire cost of other improvements in excess of the TI Allowance. If Tenant exceeds the TI allowance, any such excess costs shall be promptly paid by Tenant in a single lump sum within 15 days after receipt of invoice from Landlord. Tenant shall not be entitled to a credit for any unused portion of the TI Allowance. Landlord will act as general contractor on the Tenant's behalf for the entire scope of the work outlined above and Landlord shall have no liability to Tenant whatsoever for any claims or damages arising in connection with Landlord's services as general contractor or its administration of the construction contract, except as may be caused by Landlord's gross negligence, willful misconduct or delay, except for causes beyond Landlord's control. All remodeling work shall be in compliance with all applicable laws and regulations as of the date of this Fourth
     Amendment, including (without limitation) the Americans with Disabilities Act.

11. SUBORDINATION TO TENANT LENDER. The terms of that certain Subordination and Consent dated August 16, 1999, and entered into between Landlord, Tenant and Ableco Finance LLC, a Delaware limited liability company, as collateral agent on behalf on the lender group named therein, are hereby acknowledged to extend to, among other collateral, all of Tenant's personal property, including (without limitation) Tenant's inventory, equipment, furniture and fixtures, together with all additions, substitutions, replacements and improvements to the same (collectively, "Goods"), which Goods are or are to be located on and may be affixed to the Expansion Space.

12. BROKER'S COMMISSION. Tenant covenants, warrants and represents that no other broker besides Mike Holzgang of Cushman & Wakefield was instrumental in bringing about or consummating this Fourth Amendment and that Tenant had no conversations or negotiations with any other broker concerning the leasing of the Premises. Tenant agrees to indemnify and hold harmless Landlord against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorney's fees and expenses, arising out of any conversations or negotiations had by Tenant with any other broker.

13. TENANT REPRESENTATIONS. Each person executing this Amendment on behalf of Tenant does hereby covenant and warrant that:

     13.1 Tenant is duly incorporated and validly existing under the laws of and qualified to transact business in Oregon;

     13.2 Tenant has full corporate right and authority to enter into this Fourth Amendment and to perform all Tenant's obligations hereunder; and

     13.3 The person (and each person if more than one signs) signing this Fourth Amendment on behalf of the Tenant is duly and validly authorized to do so.

     13.4 Except as expressly provided herein, Tenant has not assigned or transferred any interest in the Lease and has full power and authority to execute this Fourth Amendment.

     13.5 Tenant has no known claims of any kind or nature against Landlord arising from or under the Lease and there are no agreements between Landlord and Tenant other than the Lease as amended by this Fourth Amendment.

14.      MISCELLANEOUS.

14.1 The Lease as modified herein remains in full force and effect and is hereby ratified by Landlord and Tenant. In the event of any conflict between any other part of the Lease and this Fourth Amendment, the terms and conditions of this Fourth Amendment shall control. To the extent that this Fourth Amendment may have been executed following any effective dates set forth herein, said effective dates are hereby ratified, confirmed and approved.

14.2 In the event of any  litigation  arising out of or in connection  with this
     Fourth  Amendment,   the  prevailing  party  shall  be  awarded  reasonable
     attorneys' fees, costs and expenses

14.3 This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

14.4 This Fourth Amendment contains the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by Landlord and Tenant.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment on the date first above written.

LANDLORD:                                         TENANT:
400 SW SIXTH AVENUE LLC,                          CONCENTREX, INCORPORATED
a Delaware limited liability company,             formerly known as
By:  Louis Dreyfus Property Group, Inc.,          CFI PROSERVICES, INC., an
a Delaware corporation and its Managing           Oregon Corporation
Member

BY:   /S/ ROLAND BARIBEAU                         BY:  /S/ KURT W. RUTTUM
      -------------------                              ------------------
NAME:  ROLAND BARIBEAU                            NAME:  KURT W. RUTTUM
TITLE:  EXECUTIVE VICE PRESIDENT                  TITLE:  VICE PRESIDENT & CFO

REVIEWED AND APPROVED BY
LOUIS DREYFUS PROPERTY GROUP

BY:  /S/ RONALD H. BELTZ
     -------------------
NAME:  RONALD H. BELTZ
TITLE:  VICE PRESIDENT

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